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                                                                 Exhibit 10.20
                                                                 -------------


                  SENIOR LOAN AND SECURITY AGREEMENT NO.0096

THIS SENIOR LOAN AND SECURITY AGREEMENT NO.0096 (this "Security Agreement") is dated as of August 29, 1997 between MATRITECH, INC., a Delaware corporation ("Borrower") and PHOENIX LEASING INCORPORATED, a California corporation ("Lender").

                                   RECITALS

     A. Borrower desires to borrow from Lender in one or more borrowings an amount not to exceed $1,200,000 in the aggregate, and Lender desires to loan, subject to the terms and conditions herein set forth, such amount to Borrower (each, a "Loan" and collectively, the "Loans"). Such borrowings shall be evidenced by one or more Senior Secured Promissory Notes (each, a "Note" and collectively, the "Notes"), in the form attached hereto.

     B. As security for Borrower's obligations to Lender under this Security Agreement, the Notes and any other agreement between Borrower and Lender, Borrower will grant to Lender hereunder a first perfected security interest in certain of its equipment, machinery, fixtures, other items and intangibles including but not limited to a security access card system, computer, laboratory and test equipment, whether now owned by Borrower or hereafter acquired, and all substitutions and replacements of and additions, improvements, accessions and accumulations to said equipment, machinery and fixtures and other items, together with all rents, issues, income, profits and proceeds therefrom (collectively, the "Collateral") which is described on the Note attached hereto or any subsequently-executed Note entered into by Lender and Borrower and which incorporates this Security Agreement by reference. In addition to the foregoing Collateral, under certain circumstances Borrower's obligations to Lender may also be secured by certain "Additional Security" as provided below, in which case the term "Collateral" shall include such Additional Security.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

SECTION 1. TERM OF AGREEMENT. The term of this Security Agreement begins on the date set forth above and shall continue thereafter and be in effect so long as and at any time any Note entered into pursuant to this Security Agreement is in effect. The 48 month base term and monthly payment amount payable with respect to each item of Collateral shall be as set forth in and as stated in the respective Note(s). The terms of each Note hereto are subject to all conditions and provisions of this Security Agreement as it may at any time be amended. Each Note shall constitute a separate and independent Loan and contractual obligation of Borrower and shall incorporate the terms and conditions of this Security Agreement and any additional provisions contained in such Note. In the event of a conflict between the terms and conditions of this Security Agreement and any provisions of such Note, the provisions of such Note shall prevail with respect to such Note only.

SECTION 2. NON-CANCELABLE LOAN. This Security Agreement and each Note cannot be canceled or terminated except as expressly provided herein. Borrower agrees that its obligations to pay all monthly payment amounts and other sums payable hereunder (and under any Note) and the rights of Lender and any assignee in and to such rent and other sums, are absolute and unconditional and are not subject to any abatement, reduction, setoff, defense, counterclaim or recoupment due or alleged to be due to, or by reason of, any past, present or future claims which Borrower may have against Lender, any assignee, the manufacturer or seller of the Collateral, or against any person for any reason whatsoever.

SECTION 3. LENDER COMMITMENT. (a) General Terms. Subject to the terms and
                                  -------------
conditions of this Security Agreement and so long as no Event of Default or event which with the giving of notice or passage of time, or both, could become an Event of Default has occurred or is continuing, Lender hereby agrees to make one or more senior secured Loans to Borrower, subject to the following conditions: (i) each Loan shall be evidenced by a Note; (ii) the total principal amount of the Loans shall not exceed $1,200,000 in the aggregate (the "Commitment") provided

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that no more than $25,000 may be used to finance computers; (iii) at the time of each Loan, no Event of Default or event which with the giving of notice or passage of time, or both, could become an Event of Default shall have occurred and be continuing, as reasonably determined by Lender, and certified by Borrower; (iv) the amount of each Loan, which shall occur no more than monthly, shall be at least $35,000 except for a final Loan which may be less than $35,000; (v) Lender shall not be obligated to make any Loan after December 31, 1997 provided that the funding period may be extended to June 30, 1998 if Lender has received and approved in its sole discretion Borrower's calendar 1998 monthly financial plan ("1998 Business Plan") and no Events of Default have occurred; (vi) for each Loan, Borrower shall present to Lender a list of proposed Collateral for approval by Lender in its sole discretion; (vii) for each Loan, Borrower shall have provided Lender with each of the closing documents described in Exhibit A hereto (which documents shall be in form and substance acceptable to Lender); (viii) at all fundings Borrower is performing according to its business plan referred to as "Proforma Cash Flow -1997
Operating Plan" fax dated April 28, 1997, two pages, (the "Business Plan"), as may be amended from time to time in form and substance acceptable to Lender;
(ix) there shall be no material adverse change in Borrower's condition, financial or otherwise, as reasonably determined by Lender, and Borrower so certifies, from (yy) the date of the most recent financial statements delivered by Borrower to Lender to (zz) the date of the proposed Loan; (x) Borrower shall use the proceeds of all Loans hereunder for working capital; (xi) at the time of each Loan, Borrower has reimbursed Lender for all UCC filing and search costs and appraisal fees; (xii) all Collateral has been marked and labeled by Lender or Lender's agent; and (xiii) Lender has received in form and substance acceptable to Lender: (a) Borrower's interim financial statements signed by a financial officer of Borrower, and (b) complete copies of the Borrower's audit reports for its most recent fiscal year, which shall include at least Borrower's balance sheet as of the close of such year, and Borrower's statement of income and retained earnings and of changes in financial position for such year, prepared on a consolidated basis and certified by independent public accountants. Such certificate shall not be qualified or limited because of restricted or limited examination by such accountant of any material portion of the company's records. Such reports shall be prepared in accordance with generally accepted accounting principles and practices consistently applied.

Lender acknowledges receipt of satisfactory evidence of the bona fide progress of Borrower's $10,000,000 equity financing and of Borrower's $6,160,000 cash position as of February 28, 1997.

     (b) The Notes. Each Loan shall be evidenced by a Note which may not be
         ---------
prepaid in whole or in part. Each Note shall bear interest and be payable at the times and in the manner provided therein. Following payment of the Indebtedness related to each Note, Lender shall return such Note, marked "canceled," to Borrower.

SECTION 4. SECURITY INTERESTS. (a) Borrower hereby grants to Lender a first security interest in all Collateral; (b) This Security Agreement secures (i) the payment of the principal of and interest on the Notes and all other sums due thereunder and under this Security Agreement (the "Indebtedness") and (ii) the performance by Borrower of all of its other covenants now or hereafter existing under the Notes, this Security Agreement and any other obligation owed by Borrower to Lender (the "Obligations").

SECTION 5. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that (a) it is in good standing under the laws of the state of its formation, duly qualified to do business and will remain duly qualified during the term of each Loan in each state where necessary to carry on its present business and operations, including the jurisdiction(s) where the Collateral will be located as specified on each Exhibit A to each Note; (b) it has full authority to execute and deliver this Security Agreement and the Notes and perform the terms hereof and thereof, and this Security Agreement and the Notes have been duly authorized, executed and delivered and constitute valid and binding obligations of Borrower enforceable in accordance with their terms; (c) the execution and delivery of this Security Agreement and the Notes will not contravene any law, regulation or judgment affecting Borrower or result in any breach of any agreement or other instrument binding on Borrower; (d) no consent of Borrower's shareholders or holder of any indebtedness, or filing with, or approval of, any governmental agency or commission, which has not already been obtained or performed, as appropriate, is a

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condition to the performance of the terms of this Security Agreement or the
Notes; (e) there is no action or proceeding pending or threatened against Borrower before any court or administrative agency which might have a materially adverse effect on the business, financial condition or operations of Borrower;
(f) Borrower owns and will keep all of the Collateral free and clear of all liens, claims and encumbrances, and, except for this Security Agreement, there is no deed of trust, mortgage, security agreement or other third party interest against any of the Collateral; (g) Borrower has good and marketable title to the Collateral; (h) all Collateral has been received, installed and is ready for use and is satisfactory in all respects for the purposes of this Security Agreement;
(i) the Collateral is, and will remain at all times under applicable law, removable personal property, which is free and clear of any lien or encumbrance except in favor of Lender, notwithstanding the manner in which the Collateral may be attached to any real property; (j) all credit and financial information submitted to Lender herewith or at any other time is and will at the time given be true and correct; and (k) provided Lender has filed UCC- 1 financing statements timely executed by Borrower, the security interest granted to Lender hereunder is a perfected first priority security interest.

SECTION 6. METHOD AND PLACE OF PAYMENT. Borrower shall pay to Lender, at such address as Lender specifies in writing, all amounts payable to it under this Security Agreement and the Notes.

SECTION 7. LOCATION; INSPECTION; LABELS. All of the Collateral shall be located at the address (the "Collateral Location") shown on Exhibit A to each Note and shall not be moved without Lender's prior written consent which location shall in all events be within the United States. All of the records regarding the Collateral shall be located at 330 Nevada Street, Newton, MA 02160. Lender shall have the right to inspect Collateral, including records relating thereto, and Borrower's books and records at any time (upon reasonable notification) during regular business hours, such books and records to be maintained in accordance with generally accepted accounting principles. Borrower shall be responsible for all labor, material and freight charges incurred in connection with any removal or relocation of Collateral which is requested by Borrower and consented to by Lender, as well as for any charges due to the installation or moving of the Collateral. Payments under the Notes and under this Security Agreement shall continue during any period in which the Collateral is in transit during a relocation. Lender or its agent shall mark and label Collateral, winch labels (to be provided by Lender) shall state that such Collateral is subject to a security interest of Lender, and Borrower shall keep such labels on the Collateral as so labeled.

SECTION 8. COLLATERAL MAINTENANCE. (a) General. Borrower will reasonably permit
                                       -------
Lender to inspect each item of Collateral and its maintenance records. Borrower will at its sole expense comply with all applicable laws, rules, regulations, requirements and orders with respect to the use, maintenance, repair, condition, storage and operation of each item of Collateral. Except as required herein, Borrower will not make any addition or improvement to any item of Collateral that is not readily removable without causing material damage to any item or impairing its original value or utility. Any addition or improvement that is so required or cannot be so removed will immediately become Collateral of Lender.
(b) Service and Repair. Borrower will at its sole expense maintain and service
    ------------------
and repair any damage to each item of Collateral in a manner consistent with prudent industry practice and Borrower's own practice so that such item of Collateral is at all times (i) in the same condition as when delivered to Borrower, except for ordinary wear and tear, and (ii) in good operating order for the function intended by its manufacturer's warranties and recommendations.


SECTION 9. LOSS OR DAMAGE. Borrower assumes the entire risk of loss to the Collateral through use, operation or otherwise. Borrower hereby indemnifies and holds harmless Lender from and against all claims, loss of Loan payments, costs, damages, and expenses relating to or resulting from any loss, damage or destruction of the Collateral, any such occurrence being hereinafter called a "Casualty Occurrence." On the first day payment is due on each Note following the Casualty Occurrence or, if there is no such payment date, thirty (30) days after such Casualty Occurrence Borrower shall pay to Lender an amount equal to the Balance Due (as defined below) for each

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lost or damaged item of Collateral. The Balance Due for each such item is the sum of: (i) all amounts for each item which may be then due or accrued to the payment date, plus (ii) as of such payment date, an amount equal to the product of the fraction specified below times the sum of all remaining payments under the respective Note, including the amount of any mandatory or optional payment required or permitted to be paid by Borrower to Lender at the maturity of the Note. The numerator of the fraction shall be the Collateral Value (as set forth on the applicable Note) of the item and the denominator shall be the aggregate Collateral Value of all items under the Note. Upon the making of such payments, Lender shall release such item of Collateral from its lien hereunder.

Notwithstanding the above, within thirty (30) days following a Casualty Occurrence, Borrower may repair the Collateral or replace any item of Collateral which has suffered a Casualty Occurrence with Collateral acceptable to Lender in its complete discretion and, in such event, the provisions of the previous paragraph shall not apply. Borrower's tender of such Collateral shall constitute a representation and warranty that it is free of all liens, claims and encumbrances and otherwise qualifies as Collateral under this Security Agreement. Following such tender, Lender shall have a first security interest in such Collateral.

All insurance proceeds from policies required to be maintained hereunder received by or payable to Lender on account of a Casualty Occurrence shall be released to the vendor of the replacement item of Collateral upon Borrower's request if (i) no Event of Default has occurred and is continuing hereunder, and
(ii) Lender has received an invoice from the vendor describing the replacement item of Collateral.

If Lender has received from Borrower the Balance Due and all other payments due with respect to the item of Collateral which has suffered a Casualty Occurrence, all insurance proceeds received by Lender thereafter or payable on account of the Casualty Occurrence shall be paid to Borrower as it may direct.

SECTION 10. INSURANCE. Borrower at its expense shall keep the Collateral insured against all risks of physical loss for at least the replacement value of the Collateral and in no event for less than the amount payable following a Casualty Occurrence (as provided in Section 9). Such insurance shall provide for a loss payable endorsement 'to Lender and/or any assignee of Lender. Borrower shall maintain commercial general liability insurance with respect to loss or damage for personal injury, death or property damage in an amount not less than $2,000,000 in the aggregate, naming Lender and/or Lender's assignee as additional insured. Such insurance shall contain insurer's agreement to give thirty (30) days' advance written notice to Lender before cancellation or material change of any policy of insurance. Borrower will provide Lender and any assignee of Lender with a certificate of insurance from the insurer evidencing Lender's or such assignee's interest in the policy of insurance. Such insurance shall cover any Casualty Occurrence to any unit of Collateral. Notwithstanding anything in Section 9 or this Section 10 to the contrary, this Security Agreement and Borrower's obligations hereunder shall remain in full force and effect with respect to any unit of Collateral which is not subject to a Casualty Occurrence. If Borrower fails to provide or maintain insurance as required herein, Lender shall have the right, but shall not be obligated, to obtain such insurance. In that event, Borrower shall pay to Lender the cost thereof.

SECTION 11. MISCELLANEOUS AFFIRMATIVE COVENANTS. So long as any portion of the Indebtedness is unpaid and as long as any of the Obligations are outstanding Borrower will: (a) duly pay all governmental taxes and assessments at the time they become due and payable; (b) comply with all applicable governmental laws, rules and regulations relating to its business and the Collateral; (c) maintain Lender's security interest in the Collateral as a first and prior perfected security interest; (d) furnish Lender with copies of its Forms 10-K and 10-Q when filed with the Securities and Exchange Commission; and (e) promptly (but in no event more than five (5) days after the occurrence of such event) notify Lender of any material adverse change in Borrower's condition during the commitment period and of the occurrence of any Event of Default.

SECTION 12. INDEMNITIES. Borrower will protect, indemnify and save harmless Lender and any assignees on an after-tax basis from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs

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and expenses (including reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Lender or any assignee of Lender by Borrower or any third party by reason of the occurrence or existence (or alleged occurrence or existence) of any act or event relating to or caused by any portion of the Collateral, or its purchase, acceptance, possession, use, maintenance or transportation, including without limitation, consequential or special damages of any kind, any failure on the part of Borrower to perform or comply with any of the terms of this Security Agreement or any Note, claims for latent or other defects, claims for patent, trademark or copyright infringement and claims for personal injury, death or property damage, including those based on Lender's negligence or strict liability in tort and excluding only those based on Lender's gross negligence or willful misconduct. In the event that any action, suit or proceeding is brought against Lender by reason of any such occurrence, Borrower, upon Lender's request, will, at Borrower's expense, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel approved by Lender, such approval not to be unreasonably withheld. Borrower's obligations under this Section 12 shall survive the payment in full of all the Indebtedness and the performance of all Obligations with respect to acts or events occurring or alleged to have occurred prior to the payment in full of all the Indebtedness and the performance of all Obligations.

SECTION 13. TAXES. Borrower agrees to reimburse Lender (or pay directly if instructed by Lender) and any assignee of Lender for, and to indemnify and hold Lender and any assignee harmless from, all fees (including, but not limited to, license, documentation, recording and registration fees), and all sales, use, gross receipts, personal property, occupational, value added or other taxes, levies, imposts, duties, assessments, charges, or withholdings of any nature whatsoever, together with any penalties, fines, additions to tax, or interest thereon (the foregoing collectively "Impositions"), except same as may be attributable to Lender's income, arising at any time prior to or during the term of any Notes or of this Security Agreement, or upon termination or early termination of this Security Agreement and levied or imposed upon Lender directly or otherwise by any Federal, state or local government in the United States or by any foreign country or foreign or international taxing authority upon or with respect to (a) the Collateral, (b) the exportation, importation, registration, purchase, ownership, delivery, leasing, financing, possession, use, operation, storage, maintenance, repair, return, sale, transfer of title, or other disposition thereof, (c) the rentals, receipts, or earnings arising from the Collateral, or any disposition of the rights to such rentals, receipts, or earnings, (d) any payment pursuant to this Security Agreement or the Notes, or (e) this Security Agreement, the Notes or any transaction or any part hereof or thereof.

SECTION 14. RELEASE OF LIENS. Upon payment of all of the Indebtedness and performance of all of the Obligations, Lender shall execute UCC termination statements and such other documents as Borrower shall reasonably request to evidence the release of Lender's lien relating to the Collateral.

SECTION 15. ASSIGNMENT. WITHOUT LENDER'S PRIOR WRITTEN CONSENT WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD, BORROWER SHALL NOT (a) ASSIGN, TRANSFER, PLEDGE, HYPOTHETICAL OR OTHERWISE DISPOSE OF THIS SECURITY AGREEMENT, ANY NOTE, ANY COLLATERAL, OR ANY INTEREST THEREIN, (1))LEASE OR LEND COLLATERAL OR PERMIT IT TO BE USED BY ANYONE OTHER THAN BORROWER OR BORROWER'S EMPLOYEES OR (c)
MERGE INTO, CONSOLIDATE WITH OR CONVEY OR TRANSFER ITS PROPERTIES SUBSTANTIALLY AS AN ENTIRETY TO ANY OTHER PERSON OR ENTITY. LENDER MAY ASSIGN ANY OF THE NOTES, THIS SECURITY AGREEMENT OR ITS SECURITY INTEREST IN ANY OR ALL COLLATERAL, OR ANY OR ALL OF THE ABOVE, IN WHOLE OR IN PART TO ONE OR MORE ASSIGNEES OR SECURED PARTIES WITHOUT NOTICE TO BORROWER. if Borrower is given notice of such assignment it agrees to acknowledge receipt thereof in writing and Borrower shall execute such additional documentation as Lender's assignee and/or secured party shall reasonably require. Each such assignee and/or secured party shall have all of the rights, but (except as provided in this Section 15) none of the obligations, of Lender under this Security Agreement, unless such assignee or secured party expressly agrees to assume such obligations in writing. Lender shall retain the obligation to fund each Loan hereunder. Borrower shall not assert against any assignee and/or secured party any defense, counterclaim or offset that Borrower may have against Lender. Notwithstanding any

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such assignment, and providing no Event of Default has occurred and is continuing, Lender, or its assignees, secured parties, or their agents or assigns, shall not interfere with Borrower's right to quietly enjoy use of Collateral subject to the terms and conditions of this Security Agreement. Subject to the foregoing, the Notes and this Security Agreement shall inure to the benefit O{ and are binding upon, the successors and assignees of the parties hereto. Borrower acknowledges that any such assignment by Lender will not change Borrower's duties or obligations under this Security Agreement and the Notes or increase any burden or risk on Borrower.

SECTION 16. DEFAULT. (a) Events of Default. Any of the following events or
                         ------ -- -------
conditions shall constitute an "Event of Default" hereunder: (i) Borrower's failure to pay any monies due to Lender hereunder or under any Note beyond the fifth (5th) day after the same is due; (ii) Borrower's failure to comply with its obligations under Section 10 or Section 15; (iii) any representation or warranty of Borrower made in this Security Agreement or the Notes or in any other agreement, statement or certificate furnished to Lender in connection with this Security Agreement or the Notes shall prove to have been incorrect in any material respect when made or given; (iv) Borrower's failure to comply with or perform any term, covenant or condition of this Security Agreement or any Note or under any other agreement between Borrower and Lender or under any lease or mortgage of real property covering the location of the Equipment if such failure to comply or perform is not cured by Borrower within five (5) days after Borrower knows of the noncompliance or nonperformance or notice from Lender; (v) seizure of any of the Collateral under legal process; (vi) the filing by or against Borrower or any guarantor under any guaranty executed in connection with this Security Agreement ("Guarantor") of a petition for reorganization or liquidation under the Bankruptcy Code or any amendment thereto or under any other insolvency law providing for the relief of debtors; (vii) the voluntary or involuntary making of an assignment of a substantial portion of its assets by Borrower or by any Guarantor for the benefit of its creditors, the appointment of a receiver or trustee for Borrower or any Guarantor or for any of Borrower's or Guarantor's assets, the institution by or against Borrower or any Guarantor of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Borrower or any Guarantor provided that in the case of all such involuntary proceedings, same are not dismissed within sixty (60) days after commencement; (viii) the making by Borrower or by any Guarantor of a transfer of all or a material portion of Borrower's or Guarantor's assets or inventory not in the ordinary course of business; or (ix) any default or breach by any Guarantor of any of the terms of its guaranty to Lender in connection with this Security Agreement.

     (b) Remedies. If any Event of Default has occurred, Lender may in its sole
         --------
discretion exercise one or more of the following remedies with respect to any or all of the Collateral: (i) declare due any or all of the aggregate sum of all remaining payments under the Notes, including the amount of any mandatory or optional payment required or permitted to be paid by Borrower to Lender at the maturity of the Notes ("Remaining Payments"); (ii) proceed by appropriate court action or actions either at law or in equity to enforce Borrower's performance) of the applicable covenants of the Notes and this Security Agreement or to recover all damages and expenses incurred by Lender by reason of an Event of Default; (iii) without court order or prior demand, enter upon the premises where the Collateral is located and take immediate possession of and remove it without liability of Lender to Borrower or any other person or entity; (iv) terminate this Security Agreement and sell the Collateral at public or private sale, or otherwise dispose of, hold, use or lease any or all of the Collateral; or (v) exercise any other right or remedy available to it under applicable law. If Lender has declared due any or all of the Remaining Payments, Borrower will pay immediately to Lender (A) the Remaining Payments, (B) all amounts which may be then due or accrued, and (C) all other amounts due under this Security Agreement and under the Notes (Lender's Return, as referred to below, means the amounts described in clauses (A), (B) and (C) above). The net proceeds of any sale or lease of such Collateral will be credited against Lender's Return. The net proceeds of a sale of the Collateral pursuant to this Section 16(b) is defined as the sales price of the Collateral less selling expenses, including, without limitation, costs of remarketing the Collateral and all refurbishing costs and commissions paid with respect to such remarketing. The net proceeds of a lease of the Collateral pursuant to this Section 16(b) is defined as the amount equal to the monthly payments due under such lease (discounted at a rate per annum equal to the 3-year Treasury Bill yield as of the date on which Lender notifies Borrower that this Security Agreement is terminated (the "Termination Date") (as such yield is reported in the most recent Federal Reserve Statistical Release H. 15 (519) ("Statistical Release") (the "Discount Rate")) plus the residual value of the Collateral at the end of the basic term of such lease, as reasonably determined by Lender, and discounted at the Discount Rate.

     In addition to the foregoing remedies, Lender may apply the security deposit pledged to Lender pursuant to Section 25, (A) to compensate Lender for losses or damages sustained as a result of such Event of Default; and/or (B) to reimburse Lender for costs and expenses, including reasonable attorney's fees, incurred by Lender in connection with such failure to perform, whether or not litigation or other judicial proceedings are commenced. Any surplus remaining thereafter shall be retained by Lender as security hereunder.

     Borrower agrees to pay all reasonable out-of-pocket costs of Lender incurred in enforcement of this Security Agreement, the Notes or any instrument or agreement required under this Security Agreement, including, but not limited to attorneys' fees and litigation expenses and fees of collection agencies ("Remedy Expenses"). At Lender's request, Borrower shall assemble the Collateral and make it available to Lender at such time and location as Lender may designate. Borrower waives any right it may have to redeem the Collateral.

     Declaration that any or all amounts under this Security Agreement and/or the Notes are immediately due and payable and Lender's taking possession of any or all Equipment shall not terminate this Security Agreement or any of the Notes unless Lender so notifies Borrower in writing. None of the above remedies is intended to be exclusive but each is cumulative and may be enforced separately or concurrently.

     (c) Application of Proceeds. The proceeds of any sale of all or any part of
         -----------------------
the Collateral and the proceeds of any remedy afforded to Lender by this Security Agreement shall be paid to and applied as follows:

            First, to the payment of reasonable costs and expenses of suit or
            -----
foreclosure, if any, and of the sale, if any, including, without limitation, refurbishing costs, costs of rernarketing and commissions related to remarketing, all Remedy Expenses, all expenses, liabilities and advances incurred or made pursuant to this Security Agreement or any Note by Lender in connection with foreclosure, suit, sale or enforcement of this Security Agreement or the Notes, and taxes, assessments or liens superior to Lender's security interest granted by this Security Agreement;

           Second, to the payment of all other amounts not described in item
           ------
Third below due under this Security Agreement and all Notes;
-----

           Third, to pay lender an amount equal to Lender's Return, to the
           -----
extent not previously paid by Borrower; and

           Fourth, to the payment of any surplus to Borrower or to whomever may
           ------
lawfully be entitled to receive it.

     (d) Effect of Delay; Waiver; Foreclosure on Collateral. No delay or
         --------- ----------------------------------------
omission of Lender, in exercising any right or power arising from any Event of Default shall prevent Lender from exercising that right or power if the Event of Default continues. No waiver of an Event of Default, whether full or partial, by Lender or such holder shall be taken to extend to any subsequent Event of Default, or to impair the rights of Lender in respect of any damages suffered as a result of the Event of Default. The giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment or discharge of the Indebtedness and performance of the Obligations shall in no way operate to prejudice, waive or affect the security interest created by this Security Agreement or any rights, powers or remedies exercised hereunder or thereunder. Lender shall not be required first to foreclose on the Collateral prior to bringing an action against Borrower for sums owed to Lender under this Security Agreement or under any Note.

SECTION 17. LATE PAYMENTS. Borrower shall pay Lender a late charge in an amount equal to 10% of each monthly payment and other payments, if any, owed Lender by Borrower which are not paid when due, for every month such payment is not paid when due, but in no event an amount greater than the highest rate permitted by applicable law. If such amounts have not been received by Lender at Lender's place of business or by Lender's designated agent by the date such amounts are due under this Security Agreement or the Notes, Lender shall bill Borrower for such charges. Borrower acknowledges that invoices for amounts due hereunder or under the Notes are sent by Lender for Borrower's convenience only. Borrower's non-receipt of an invoice will not relieve Borrower of its obligation to make payments hereunder or under the Notes.

SECTION 18. PAYMENTS BY LENDER. If Borrower shall fail to make any payment or perform any act required hereunder (including, but not limited to, maintenance of any insurance required by Section 10, then Lender may, but shall not be required to, after such notice to Borrower as is reasonable under the circumstances, make such payment or perform such act with the same effect as if made or performed by Borrower. Borrower will upon demand reimburse Lender for all sums paid and all costs and expenses incurred in connection with the performance of any such act.

SECTION 19. FINANCING STATEMENTS. Borrower will execute all financing statements pursuant to the Uniform Commercial Code and all such other documents reasonably requested by Lender to perfect Lender's security interests hereunder. Borrower authorizes Lender to file financing statements signed only by Lender (where such authorization is permitted by law) at all places where Lender deems necessary.

SECTION 20. NATURE OF TRANSACTION: Lender makes no representation whatsoever, express or implied, concerning the legal character of the transaction evidenced hereby, for tax or any other purpose.

SECTION 21. SUSPENSION OF LENDER'S OBLIGATIONS. The obligations of Lender hereunder will be suspended to the extent that Lender is hindered or prevented from complying therewith because of labor disturbances, including but not limited to strikes and lockouts, acts of God, fires, floods, storms, accidents, industrial unrest, acts of war, insurrection, riot or civil disorder, any order, decree, law or governmental regulations or interference, failure of the manufacturer to deliver any item of Collateral or any cause whatsoever not within the sole and exclusive control of Lender.

SECTION 22. LENDER'S EXPENSE. Borrower shall pay Lender all costs and expenses including reasonable attorney's fees and the fees of collection agencies, incurred by Lender (a) in enforcing any of the terms, conditions or provisions hereof and related to the exercise of its remedies, and (b) in connection with any bankruptcy or post-judgment proceeding, whether or not suit is filed and, in each and every action, suit or proceeding, including any and all appeals and petitions therefrom.

SECTION 23. ALTERATIONS; ATTACHMENTS. No alterations or attachments shall be made to the Collateral without Lender's prior written consent, which shall not be given for changes that will affect the reliability and utility of the Collateral or which cannot be removed without damage to the Collateral, or which in any way affect the value of the Collateral for purposes of resale or lease. All attachments and improvements to the Collateral shall be deemed to be "Collateral" for purposes of the Security Agreement, and a first priority security interest therein shall immediately vest in Lessor.

SECTION 24. CHATTEL PAPER. (a) One executed copy of the Security Agreement will be marked "Original" and all other counterparts will be duplicates. To the extent, if any, that this Security Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in the Security Agreement may be created in any documents other than the "Original." (b) There shall be only one original of each Note and it shall be marked "Original," and all other counterparts will be duplicates. To the extent, if any, that any Notes(s) to this Security Agreement constitutes chattel paper (or as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in any Note(s) may be created in any documents other than the "Original."

SECTION 25. ADDITIONAL SECURITY (CASH). For each Note executed by Borrower hereunder, before Lender's funding of the Note, Borrower shall provide to Lender, as security for the timely performance and payment by Borrower of its obligations hereunder, cash in a dollar amount equal to one monthly payment due under each Note of 2.596% of the Collateral's value as set forth on Exhibit A to such Note ("Additional Security").

Provided (a) no Event of Default hereunder has occurred or is continuing, (b) Lender is satisfied that Borrower has theretofore continuously performed according to its Business Plan and (c) Lender has timely received from Borrower all monthly note payments, then Lender shall apply the Additional Security prorata to Borrower's End of Loan Position Requirement and Elections (as defined in Section 30, Additional Interest Compensation) as follows:

     (a) against the 20% payment due with respect to any Note for the security access card system Collateral and custom equipment Collateral, and

     (b) if Election No.1 is chosen with respect t6 any Note for standard Collateral, against the fair market value payment relative to such Collateral, or

     (c) if Election No.2 is chosen with respect to any Note for standard Collateral, against the tenth (10th) monthly payment due under any extension for such standard Collateral.

If an Event of Default by Borrower occurs hereunder, the amount of the Additional Security for any Note then retained by Lender, together with any interest thereon, shall be applied against the amount of Borrower's default obligation. In such event, Lender may apply all or part of the Additional Security for the following purposes:

     (a) to compensate Lender for losses or damages sustained as a result of such Event of Default; and/or

     (b) to reimburse Lender for costs and expenses, including reasonable attorney's fees, incurred by Lender in connection with such failure to perform, whether or not litigation or other judicial proceedings are commenced. Any surplus remaining thereafter shall be retained by Lender as security hereunder. Provided no Event of Default has occurred and is continuing under this Security Agreement, upon payment by Borrower of all obligations under the Note, any Additional Security, if any, held by Lender for such Note shall be returned to Borrower.

SECTION 26. DUE DILIGENCE/NON-UTILIZATION FEE. Borrower has paid to Lender a fee ("Fee") of $10,000.00. The Fee shall be applied by Lender first to reimburse Lender for all out-of-pocket UCC and other search costs, inspections and labeling costs and appraisal fees, if any, incurred by Lender, and then proportionally to the first monthly payment for each Note hereunder in the proportion that the Collateral value for such Note bears to Lender's entire commitment. However, the portion of the Fee which is not applied to such monthly payments shall be non-refundable except if Lender defaults in its obligation to fund Loans pursuant to Section 3.

SECTION 27. NOTICES. All notices hereunder shall be in writing, by registered mail, or reliable messenger or delivery service and shall be directed, as the case may be, to Lender at 2401 Kerner Boulevard, San Rafael, California 94901,
Attention: Asset Management and to Borrower at 330 Nevada Street, Newton, MA 02160, Attention: Leslie R. Teso.

SECTION 28. MISCELLANEOUS. (a) Borrower shall provide Lender with such corporate resolutions, financial statements and other documents as Lender shall reasonably request from time to time. (b) Borrower represents that the Collateral hereunder is used solely for business purposes. (c) Time is of the essence with respect to this Security Agreement. (d) Borrower acknowledges that Borrower has read this Security Agreement and the Notes, understands them and agrees to be bound by their terms and further agrees that this Security Agreement and the Notes constitute the entire agreement between Lender and Borrower with respect to the subject matter hereof and supersede all previous agreements, promises, or representations. (e) This Security Agreement and the Notes may not be changed, altered or modified except by an instrument signed by an officer or authorized representative of Lender and Borrower. (f) Any failure of Lender to require strict performance by Borrower or any waiver by Lender of any provision herein or in a Note shall not be construed as a consent or waiver of any other breach of the same or any other provision. (g) If any provision of this Security Agreement or any Note is held invalid, such invalidity shall not affect any other provisions hereof or thereof. (h) The obligations of Borrower to pay the Indebtedness and perform the Obligations shall survive the expiration or earlier termination of this Security Agreement and each Note until all Obligations of Borrower to Lender have been met and all liabilities of Borrower to Lender and any assignee have been paid in full. (i) Borrower will notify Lender at least 30 days before changing its name, principal place of business or chief executive office. (j) Borrower will, at its expense, promptly execute and deliver to Lender such documents and assurances (including financing statements) and take such further action as Lender may reasonably request in order to carry out the intent of this Security Agreement and Lender's rights and remedies. (k) Borrower hereby appoints Lender (and each of Lender's officers, employees or agents designated by Lender), with full power of substitution by Lender, as Borrower's attorney, with power to execute and deliver on Borrower's behalf financing statements and other documents necessary to perfect and/or give notice of Lender's security interest in any of the Collateral.

SECTION 29. JURISDICTION AND WAIVER OF JURY TRIAL. This Security Agreement and the Notes shall be deemed to have been negotiated, entered into and performed in the State of California and it is understood and agreed that the validity of this Security Agreement and of any of the terms and provisions, of the Security Agreement and Notes, as well as the rights and duties of Lender and Borrower, shall be construed pursuant to and in accordance with the laws of the State of California, without giving effect to conflicts of law principles. It is agreed that exclusive jurisdiction and venue for any legal action between the parties arising out of or relating to this Security Agreement and each Note shall be in the Superior Court for Marin County, California, or, in cases where federal diversity jurisdiction is available, in the United States District Court for the Northern District of California situated in San Francisco. BORROWER, TO THE EXTENT IT MAY LAWFULLY DO SO, HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS SECURITY AGREEMENT, ANY NOTE, ANY SECURITY DOCUMENTS, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH.

SECTION 30. ADDITIONAL INTEREST COMPENSATION: (a) General. If, and as any Note
                                                  -------
provides, Borrower shall be required (I) to make a final payment at the expiration of the first Note's base term with respect to the Security Access Card System Collateral and custom equipment Collateral or (2) to elect to make either a final payment or Note extension election with respect to the first Note's base term with respect to standard Collateral ("Additional Interest Compensation"), then that requirement or election shall be Borrower's Additional Interest Compensation requirement or election for all, but not less than all, of the Collateral under all respective Notes under the Security Agreement.

Until Borrower makes the required payment with respect to any Note referenced in
(1) above, or notifies Lender of its Additional Interest Compensation election with respect to any Note referenced in (2) above at least 90 days prior to the end of the term of the first such Note, all Borrower's Obligations, including payment of the monthly payment amount, shall continue in full force and effect, on a month-to-month basis.

(b) End of Loan Position Requirements and Elections.
    -----------------------------------------------

     (i) For Security Access Card System Collateral and any custom equipment Collateral Borrower shall make a final payment of 20% of such Collateral's value as set forth on Exhibit A to the Note.

     (ii) For standard equipment Collateral:

          a) Election No.1: Make a final payment equal to the Collateral's fair
             -------------
market value, in no event less than 10% nor more than 20% of the Collateral's value as set forth on Exhibit A to the Note. Fair market value shall be determined by Lender.

          b) Election No.2: Extend the Note's base term for an additional 10
             -------------
months ("Extended Term") for a monthly rate of 2.596% of the Collateral's value as set forth on Exhibit A to the Note.

        Following Borrower's timely notice to Lender of its election of either Election No.1 or Election No. 2 above, if Borrower has elected Election No. 1 and fails to timely make the payment required under Election No. 1, Borrower shall be deemed to have elected Election No.2.

SECTION 31. RATE ADJUSTMENT. For each Note funded after June 30, 1998, Borrower and Lender agree that the initial loan rate factor of 2.596% ("the Initial Loan Rate Factor"), will be adjusted based on the Funding Treasury Note Rate, as defined below. Borrower and Lender agree that if the Funding Treasury Note Rate is greater than 6.26%, the Initial Loan Rate Factor for the applicable Note shall, at Lender's option, be adjusted. The adjustment shall be calculated so that the new stream rate (calculated using the adjusted loan rate factor) minus the Funding Treasury Note Rate is equal to 5.50%. Lender and Borrower agree that in no event will the stream rate exceed 15% for any Note.

The term "Funding Treasury Note Rate" shall mean the average of the yields to maturity of all "Govt. Bonds & Notes" as set forth in the Ask Yld." column of the Wall Street Journal, Western Edition, "Treasury Bonds, Notes & Bills" report published on June 1, 1998, having a maturity 48 months from June 1, 1998. If there is no such government bond/note having such maturity 48 months from June 1, 1998, the Funding Treasury Note Rate shall be the average of such yields to maturity of any such government bonds/notes so listed in the Wall Street Journal having a maturity in the succeeding month which is closest to 48 months from June 1, 1998.

The term "stream rate" shall mean the interest rate implicit with 48 payments of the Adjusted Loan Rate Factor multiplied by the face amount of the new Note.

SECTION 32. ADJUST-A-LOAN OPTION: (a) General: After the first 12 months of the
                                      -------
term of any Note, Borrower shall have the option to remove such Note's Collateral ("Removed Collateral") and obtain financing from Lender for new Collateral ("New Collateral") under a new Note ("New Note") subject to subsection (d) below. ~) New Note Amount: The principal amount of the New Note
                         --- -----------
shall be an amount equal to the purchase price for the New Collateral plus a prepayment figure for the Removed Collateral. The prepayment figure shall be the original principal amount of the original Note ("Old Note") less: (i) any trade-in value or resale proceeds received by Lender for the Removed Collateral and
(ii) a credit for Note payments already made (the total Old Note payments attributable to the removed Collateral multiplied by the "Allowance Factor" indicated in the table below). In no event shall the principal amount of the New Note be less than original principal amount of the Old Note.

===============================================================================
Removal Date                                Allowance Factor
===============================================================================
After 12 Months of Old Note                 55%
-------------------------------------------------------------------------------
After 24 Months of Old Note                 60%
-------------------------------------------------------------------------------
After 36 Months of Old Note                 65%
===============================================================================

(c) Old Note: If any item of Collateral remains on the Old Note, the monthly
    --------
payment amount for the Old Note will be reduced in proportion to the Removed Collateral's value. (d) Option Preconditions: Borrower's right to exercise this
                        --------------------
Adjust-A-Loan Option ("Option") is conditioned upon the following: (i) no Event of Default under the Security Agreement has theretofore occurred or is continuing; (ii) the New Collateral and prepayment of the Removed Collateral are financed by Lender nnder a New Note, subject to Lender's then current loan rates and documentation acceptable to Lender; (iii) Lender is satisfied with Borrower's creditworthiness in its sole discretion; (iv) the New Collateral is acceptable to Lender; and (v) Borrower has given Lender at least 90 days' prior written notice of its desire to exercise the Option.

IN WITNESS WHEREOF, Borrower and Lender have caused this Security Agreement to be executed as of the date and year first above written.


PHOENIX LEASING INCORPORATED          MATRITECH, INC.

By: ________________________________  ______________________________________

Name:  _____________________________  Name (Print): ________________________

Title: _____________________________  Title: _______________________________


                              HEADQUARTERS LOCATION:
                              ------------ --------
                               330 Nevada Street
                               Newton, MA 02160
                               County of Norfolk
                               EXHIBITS AND SCHEDULES:
                               -------- --- ----------
                               Exhibit A -- Closing Memorandum

                                    NOTE NO.02
                                    TO SENIOR LOAN AND SECURITY AGREEMENT
                                    NO.0096
                                    BETWEEN MATRITECH, INC.
                                    AS BORROWER AND
                                    PHOENIX LEASING INCORPORATED AS LENDER

                        SENIOR SECURED PROMISSORY NOTE
                        ------ ------- ---------- ----


$286,378.65                                   October 20, 1997
                                              ----------------


FOR VALUE RECEIVED, the undersigned, MATRITECH, INC., a Delaware corporation ("Borrower"), hereby promises to pay to the order of Phoenix Leasing Incorporated, or its assigns (the "Lender") the principal sum of Two Hundred Eighty-six Thousand Three Hundred Seventy-eight and 65/100 Dollars ($286,378.65), together with interest on the decreasing balance of this principal amount until the principal is fully repaid. On the last day of the forty-eighth (48th) month the entire remaining unpaid principal balance, together with interest accrued and unpaid, shall be due and payable. Principal and interest shall be payable in consecutive monthly installments, each of which shall be equal to the percentage specified below of the principal sum and in the amounts each month specified below.

        Month             Payment Amount             Percentage
        -----             --------------             ----------
        1-48                   $7,434.39             2.596%

The first payment shall be due on the first day of the month immediately following the date of this Note (unless the date of this Note is the first day of the month in which case the first payment is due on that day), and each succeeding payment shall be made on the first day of each succeeding month. An interim payment will be due on the same dates as the first payment for the period from the date Lender funds the principal amount of this Note until the first day of the following month and shall be equal to 1/30 of the monthly loan payment multiplied by the number of days, if any, between (and including) the funding date and the first day of the following month provided, however, no interim payment will be due if the date of this Note is on or after the 20th day of the month.

As additional interest compensation, on the first day of the forty-ninth (49th) month Borrower shall either (a) pay to Lender an amount equal to the then Fair Market Value of all of the Collateral described in Exhibit A to this Note, provided that the amount of the payment shall be an amount which is not less than ten percent (10%) or more than twenty percent (20%) of the original principal amount of this Note, or provided no Event of Default has occurred,
(b)make the first payment of ten (10) additional consecutive monthly payments each of which shall be in an amount equal to 2.596% of the original principal amount of this Note. Following Borrower's timely notice to Lender of its election of either (a) or (b) above, if Borrower has elected (a) and fails to timely make the payment required under (a) above, Borrower shall be deemed to have elected (b).

Fair Market Value shall be determined by Lender.

                                    NOTE NO.02
                                    TO SENIOR LOAN AND SECURITY AGREEMENT
                                    NO.0096
                                    BETWEEN MATRITECH, INC.
                                    AS BORROWER AND
                                    PHOENIX LEASING INCORPORATED AS LENDER



Borrower shall pay to Lender an amount equal to 10% of each monthly payment owed Lender by Borrower which is not paid when due, for every month such payment is not paid when due, but in no event an amount greater than the highest rate permitted by applicable law.

This Note may not be prepaid in whole or in part.

Payments of principal and interest hereunder shall be made in lawful money of the United States of America at the offices of Lender at 2401 Kerner Boulevard, San Rafael, California 94901, or such other place as the Lender shall designate to the Borrower in writing.

This Note is secured by a Senior Loan and Security Agreement, dated as of August 29, 1997 between Borrower and Lender (the "Security Agreement") and is entitled to the benefits of the Security Agreement which contains, among other things, provisions for (i) events of default and the Lender's rights and remedies following an event of default (which include, but are not limited to, acceleration of this Note), (ii) Collateral which secures the repayment of this Note and is more particularly described on Exhibit A hereto, and (iii) other rights and remedies of Lender.

This Note may be declared due prior to its expressed maturity date only in the events, on the terms and in the manner provided in the Security Agreement.

This Note shall be construed and enforced in accordance with the laws of the State of California, excluding principles of conflicts of laws.

The Borrower hereby expressly waives presentment for payment, demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, and all lack of diligence or delays in collection or enforcement of this Note.

          BORROWER:

          MATRITECH, INC.

          By:  ____________________________________________

          Its:  _____________________________________________

                                           EXHIBIT A to
                              SENIOR SECURED PROMISSORY NOTE NO. 02




                            (Insert Exhibit A here)

                             Amortization Schedule

              Beginning                       Principal    Ending
               Balance    Interest  Payment   Reduction    Balance
              ----------  --------  --------  ---------  -----------
        1     286,378.65            7,434.39   7,434.39  278,944.26
        2     278,944.26  2,732.79  7,434.39   4,701.60  274,242.66
        3     274,242.66  2,686.73  7,434.39   4,747.66  269,495.00
        4     269,495.00  2,640.21  7,434.39   4,794.18  264,700.82
        5     264,700.82  2,593.25  7,434.39   4,841.14  259,859.68
        6     259,859.68  2,545.82  7,434.39   4,888.57  254,971.11
        7     254,971.11  2,497.93  7,434.39   4,936.46  250,034.64
        8     250,034.64  2,449.56  7,434.39   4,984.83  245,049.81
        9     245,049.81  2,400.73  7,434.39   5,033.66  240,016.15
        10    240,016.15  2,351.41  7,434.39   5,082.98  234,933.18
        11    234,933.18  2,301.62  7,434.39   5,132.77  229,800.40
        12    229,800.40  2,251.33  7,434.39   5,183.06  224,617.34
        13    224,617.34  2,200.55  7,434.39   5,233.84  219,383.51
        14    219,383.51  2,149.28  7,434.39   5,285.11  214,098.39
        15    214,098.39  2,097.50  7,434.39   5,336.89  208,761.50
        16    208,761.50  2,045.21  7,434.39   5,389.18  203,372.33
        17    203,372.33  1,992.42  7,434.39   5,441.97  197,930.36
        18    197,930.36  1,939.10  7,434.39   5,495.29  192,435.07
        19    192,435.07  1,885.27  7,434.39   5,549.12  186,885.95
        20    186,885.95  1,830.90  7,434.39   5,603.49  181,282.46
        21    181,282.46  1,776.01  7,434.39   5,658.38  175,624.07
        22    175,624.07  1,720.57  7,434.39   5,713.82  169,910.26
        23    169,910.26  1,664.59  7,434.39   5,769.80  164,140.46
        24    164,140.46  1,608.07  7,434.39   5,826.32  158,314.14
        25    158,314.14  1,550.99  7,434.39   5,883.40  152,430.73
        26    152,430.73  1,493.35  7,434.39   5,941.04  146,489.69
        27    146,489.69  1,435.14  7,434.39   5,999.25  140,490.45
        28    140,490.45  1,376.37  7,434.39   6,058.02  134,432.43
        29    134,432.43  1,317.02  7,434.39   6,117.37  128,315.06
        30    128,315.06  1,257.09  7,434.39   6,177.30  122,137.76
        31    122,137.76  1,196.57  7,434.39   6,237.82  115,899.94
        32    115,899.94  1,135.46  7,434.39   6,298.93  109,601.01
        33    109,601.01  1,073.75  7,434.39   6,360.64  103,240.37
        34    103,240.37  1,011.44  7,434.39   6,422.95   96,817.41
        35     96,817.41    948.51  7,434.39   6,485.88   90,331.53
        36     90,331.53    884.97  7,434.39   6,549.42   83,782.11
        37     83,782.11    820.80  7,434.39   6,613.59   77,168.53
        38     77,168.53    756.01  7,434.39   6,678.38   70,490.15
        39     70,490.15    690.58  7,434.39   6,743.81   63,746.34
        40     63,746.34    624.52  7,434.39   6,809.87   56,936.47
        41     56,936.47    557.80  7,434.39   6,876.59   50,059.88
        42     50,059.88    490.43  7,434.39   6,943.96   43,115.92
        43     43,115.92    422.40  7,434.39   7,011.99   36,103.93
        44     36,103.93    353.71  7,434.39   7,080.68   29,023.25
        45     29,023.25    284.34  7,434.39   7,150.05   21,873.20
        46     21,873.20    214.29  7,434.39   7,220.10   14,653.10
        47     14,653.10    143.55  7,434.39   7,290.84    7,362.26
        48      7,362.26     72.13  7,434.39   7,362.26       (0.00)

Excludes Additional Interest as Specified in Senior Secured Promissory Note

                             OFFICER'S CERTIFICATE
                             --------- -----------

The undersigned, _______________________________, hereby certifies that:

(i) I am the _____________________ of MATRITECH, INC., a Delaware corporation (the "Borrower");

(ii) as such officer, I am familiar with the terms and conditions of that certain Senior Loan and Security Agreement (the "Security Agreement") dated as of August 29, 1997 between Borrower and PHOENIX LEASING INCORPORATED ("Lender");

(iii) the equipment, machinery, furniture, fixtures and other items on the attached list are free and clear of any and all liens, charges, security interests or other encumbrances that may affect Lender's right, title or interest in and to the equipment and other items, and no UCC- 1 financing statements or other grants of security interests have been or are in the process of being filed against any of such equipment or other items;

(iv)  Borrower is performing according to Borrower's business plan described in
      Section 3 of the Security Agreement, a true copy of which business plan has been delivered to Lender;

(v) there has been no material adverse change in the financial condition of Borrower from the date of its most recent financial statements, true copies of which have been delivered to Lender;

(vi) as of the date hereof, no Event of Default (as defined in the Security Agreement) or event which with the giving of notice or passage of time, or both, could become an Event of Default has occurred and is continuing; and

(vii) the representations and warranties in Section 5 of the Security Agreement are true and correct as if made on the date of the Loan.

IN WITNESS WHEREOF, I hereby execute this certificate on this ____ day of____________ 19__.

                         Phoenix Leasing Incorporated
                                Funding Request
                                   Exhibit A


     BORROWER:   MATRITECH, INC.
                 ------------------------
                 330 NEVADA STREET
                 NEWTON, MA  02160
  MASTER LOAN:   0096                             NOTE: 01
                 ------------------------         ----------------------




                                                                                   L     IVOICED AMT
VENDOR NAME             INVOICE       BRIEF DESCRIPTION         EQP  SERIAL        O     NET OF
(ABBREVIATION OK)       NO.           OF ITEM                   COD  NUMBER        C     SALES TAX
----------------------------------------------------------------------------------------------------
Ciphergen Bio           0000235-IN    seldi mass spectrometer    2   NA             1     90,500.00
---------------------------------------------------------------------------------------------------
Biacore                 40132780      2000 processing unit       2   33-9180-2327   1    195,878.65
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                       NO ENTRY REQUIRED
                                                                   ------------------------
                                      TAX PD
VENDOR NAME             AMT PAID      VENDOR?   CHECK   TRANSACT   NET $ AMT.    NET $ AMT.
(ABBREVIATION OK)       BY BORROWER   Y/N       NO.     DATE       DUE BORROWER  DUE VENDOR
-------------------------------------------------------------------------------------------
Ciphergen Bio            90,500.00     N         7422   8/22/97    $ 90,500.00   $      0.00
--------------------------------------------------------------------------------------------
Biacore                 195,878.65     N         6598   5/30/97    $195,878.65   $      0.00
--------------------------------------------------------------------------------------------
                        TOTAL          AMOUNT    DU TO BORROWER    $286,378.65
--------------------------------------------------------------------------------------------
                                       TOTAL     AMOUNT DUE TO     VENDOR        $      0.00
                                                        ------------------------------------
                                                        TOTAL      DRAW          $286,378.65
                                                        ------------------------------------

BORROWER SIGNATURE:                                     DATE:
                    ------------------------------            -----------------